UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 11, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Transaction with VER 83, LLC

On December 11, 2015, Authentidate Holding Corp. (the “Company”) entered into an exchange agreement with VER 83, LLC, the holder of an outstanding promissory note in the aggregate principal amount of $950,000, pursuant to which the Company agreed to issue such holder, in consideration of the cancellation of the original note, a new convertible note in the aggregate principal amount of $950,000 (the “New Convertible Note”) and warrants to purchase 3,800,000 shares of common stock (the “Additional Warrants”). The closing of the exchange transaction with VER 83, LLC is anticipated to occur on December 17, 2015.

The New Convertible Note issued to VER 83, LLC is convertible into shares of common stock of the Company at an initial conversion price of $0.25 per share, subject to adjustment. The New Convertible Note is convertible beginning July 1, 2016 and is due one year from the closing date. Based on the initial conversion price, the New Convertible Note will be convertible into up to 3,800,000 shares of common stock. If the Company issues or sells shares of its common stock, rights to purchase shares of its common stock, or securities convertible into shares of its common stock for a price per share that is less than the conversion price then in effect, such conversion price will be decreased to equal 85% of such lower price. The foregoing adjustments to the conversion price will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the conversion price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The New Convertible Note bears interest at 9% per annum with interest payable upon maturity or on any earlier redemption date. Following the date on which the New Convertible Note first becomes convertible, the Company will have the right to redeem all or any portion of the outstanding principal balance of the New Convertible Note, plus all accrued but unpaid interest at a price equal to 110% of such amount. The holder of the New Convertible Note shall have the right to convert any or all of the amount to be redeemed into common stock prior to redemption. Subject to certain exceptions, the New Convertible Note is senior to existing and future indebtedness of the Company and will be secured to the extent and as provided in the Amended Security Agreement entered into between the Company and the holder. To provide for the collateral to secure the repayment of the New Convertible Note, MKA 79, LLC, an entity affiliated with J. David Luce, a member of the board of directors of the Company agreed to an amendment to the security agreement entered into in August 2015 to provide that the New Convertible Note shall be secured by the collateral defined in such earlier Security Agreement. VER 83, LLC is an entity controlled by Douglas B. Luce, a sibling of J. David Luce. Subject to certain exceptions, the New Convertible Note contains customary covenants against incurring additional indebtedness and granting additional liens and contains customary events of default. Upon the occurrence of an event of default under the New Convertible Note, the holder may require the Company to repay all or a portion of the note in cash, at a price equal to 110% of the principal and accrued and unpaid interest.

Subject to certain limitations, the Additional Warrants are exercisable on or after the first business day following the twelve-month anniversary of the issue date; provided, however, if the Company consummates the closing contemplated by that certain Agreement and Plan of Merger dated November 18, 2015 by and among the Company, RMS Merger Sub, LLC and Peachstate Health Management LLC, (d/b/a AEON Clinical Laboratories) (the “Definitive Agreement”), then the “Initial Exercise Date” of the Additional Warrants shall be the date that is the three year anniversary date of such closing. The initial exercise price of the Additional Warrants is $0.30 per share and is subject to adjustment for certain events. If the Company issues or sells shares of its common stock, rights to purchase shares of its common stock, or securities convertible into shares of its common stock for a price per share that is less than the conversion price of the new note, the exercise price of the Additional Warrants will be decreased to a lower price based on the amount by which the conversion price of the new note was reduced due to such transaction. The foregoing adjustments to the exercise price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the exercise price of the Additional Warrants is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The Additional Warrants may be exercised on a “cashless” basis if at the time of exercise there is no current prospectus available for the issuance of the underlying shares of common stock. The Additional Warrants will expire 54 months from their initial exercise date. In addition, the Additional Warrants provide that, after their initial exercise date, the Company shall have the right to cause the holder to exercise the Additional Warrants provided that that the following conditions are satisfied: (i) the closing bid price of the Company’s common stock is at least $0.45 for the 20 consecutive trading days prior to the date of the mandatory exercise notice and (ii) the holder is not prevented from exercising the Additional Warrants pursuant to a lockup agreement.

The holder shall not have the right to convert the New Convertible Note or exercise the Additional Warrants to the extent that such conversion or exercise would result in the holder being the beneficial owner in excess of 4.99% of the Company’s common stock. In addition, the holder shall have no right to convert the New Convertible Note or exercise the Additional Warrants if the issuance of the shares of common stock upon such conversion or exercise would exceed the aggregate number of shares of the Company’s common stock which the Company may issue upon conversion of the New Convertible Note and exercise of the Additional Warrants without breaching the Company’s obligations under Nasdaq listing rules (the “Exchange Cap”). The Exchange Cap limitation does not apply if the Company’s shareholders approve issuances above the Exchange Cap. The Company agreed to grant the holder piggyback registration rights with respect to the shares of common stock issuable upon conversion of the New Convertible Note and exercise of the Additional Warrants.

The foregoing does not purport to be a complete description of the exchange agreement, the New Convertible Note, the Additional Warrants, and the Amended Security Agreement and is qualified in its entirety by reference to the full text of such documents, which are filed as exhibits to this Current Report on Form 8-K.

Exchange Transaction with Lazarus Investment Partners LLLP

On December 15, 2015, the Company entered into an exchange agreement with Lazarus Investment Partners LLLP, the holder of an outstanding promissory note in the aggregate principal amount of $500,000, pursuant to which the Company agreed to issue such holder, in consideration of the cancellation of the original note, a new note in the aggregate principal amount of $532,811, which amount includes $32,811 in accrued interest on their original note (the “New Note”), and warrants to purchase 1,000,000 shares of common stock (the “New Warrants”). The closing of the exchange transaction with Lazarus Investment Partners occurred on December 15, 2015. Lazarus Investment Partners LLLP is the beneficial owner of approximately 29% of the Company’s common stock.

The New Note bears interest at 20% per annum, payable in arrears, and is due upon the earlier of (i) twelve months from the date of issuance, (ii) June 8, 2016 if the Company has not consummated the closing as contemplated by the Definitive Agreement by such date, or (iii) within 5 days of the closing of a sale of equity or debt securities of the Company, or series of closings, as part of the same transaction, of equity or debt securities within a period of 90 days, in the gross amount of at least $5,000,000 in cash proceeds. The New Note is neither secured by any of the Company’s assets nor convertible into equity securities of the Company. The New Note contains certain events of default that are customary for similar transactions.

Subject to certain limitations, the New Warrants are exercisable on or after the first business day following the twelve-month anniversary of the issue date; provided, however, if the Company consummates the closing contemplated by the Definitive Agreement, then the “Initial Exercise Date” of the New Warrant shall be the date that is the three year anniversary date of such closing. The initial exercise price of the New Warrants is $0.30 per share and is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The New Warrants may be exercised on a “cashless” basis if at the time of exercise there is no current prospectus available for the issuance of the underlying shares of common stock. The New Warrants will expire 54 months from their initial exercise date.

Pursuant to the exchange agreement entered into between the Company and Lazarus Investment Partners, the Company agreed that all warrants held by Lazarus Investment Partners shall be amended to modify the definition of the term “Expiration Date” such that the “Expiration Date” of such warrants shall be extended until December 15, 2022. Further, the holder shall not have the right to exercise the New Warrants to the extent that such exercise would result in it being the beneficial owner of in excess of 4.99% of the Company’s common stock. In addition, the holder shall have no right to exercise the New Warrants if the issuance of the shares of common stock upon such exercise would exceed the aggregate number of shares of the Company’s common stock which the Company may issue upon conversion of the New Warrants without breaching the Company’s obligations under Nasdaq listing rules (the “Exchange Cap”). The Exchange Cap limitation does not apply if the Company’s shareholders approve issuances above the Exchange Cap. The Company agreed to grant the holder piggyback registration rights with respect to the shares of common stock issuable upon conversion of the New Warrants.

The foregoing does not purport to be a complete description of the exchange agreement, the New Note and the New Warrants, and is qualified in its entirety by reference to the full text of such documents, which are filed as exhibits to this Current Report on Form 8-K.

Voting and Lockup Agreements

In addition, the Company entered into voting agreements with each of VER 83 and Lazarus Investment Partners pursuant to which they each agreed to vote all of the shares of Company’s common stock beneficially owned by them or acquired by them after such date and prior to the date the voting agreement terminates in favor of the business combination transaction contemplated by the Definitive Agreement and certain other proposals, including, (i) the issuance of shares or securities which issuance requires approval under the rules of the NASDAQ Stock Market, (ii) any required increase of authorized shares of common stock, (iii) any reverse stock split which may be required, and (iv) any amendment to the certificate of incorporation of the Company to restrict a person who is not already an owner of more than 4.99% of the outstanding shares of the Company’s common stock from becoming an owner of more than 4.99% of the outstanding shares of the Company’s common stock. They also each granted the Company an irrevocable proxy granting it the right to vote such shares in accordance with the preceding sentence. The voting agreements limit the ability of the holders to sell or otherwise transfer the shares of the Company’s common stock beneficially owned by them until the expiration of the voting agreement. The voting agreements terminate upon the earliest to occur of (i) the date of the effectiveness of the transaction contemplated by the Definitive Agreement, (ii) the date of the termination of the Definitive Agreement in accordance with its terms, or (iii) notice from the Company.

Each of the note holders also entered into a lockup agreement pursuant to which each agreed not to (i) exercise warrants to purchase common stock owned by it for a period of up to three years and (ii) sell shares of common stock or other securities owned by them for a period of up to three years; provided, however such resale limitation will sooner expire upon the approval by the Company’s shareholders of an amendment to its Certificate of Incorporation restricting the ability of a person who is not an owner of more than 4.99% of the outstanding shares of the Company’s common stock from becoming an owner of more than 4.99% of the outstanding shares of the Company’s common stock. Further, the lockup agreement entered into by VER 83 provides that all warrants held by it shall be amended to modify the definition of the term “Expiration Date” such that the “Expiration Date” of such warrants shall be extended until the three year anniversary date of the current expiration date of each such Warrant. In each case, however, the lockup agreements provide, by their terms, that they shall not become effective unless the Company has, either prior to, contemporaneously, or within thirty (30) days, entered into lockup agreements that are substantially similar in all material respects to these lockup agreements, with (i) all of the Company’s current executive officers and directors and (ii) persons who either beneficially own or would beneficially own but for limitations imposed by certain exercise or conversion restrictions in their securities, 5% or more of the outstanding common stock of the Company determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

The foregoing does not purport to be a complete description of the voting agreement or lockup agreement and is qualified in its entirety by reference to the full text of such documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The offers and sales of the securities pursuant to the exchange agreements (and the issuance of shares of the Company’s common stock upon exercise or conversion thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes and not with a view to or for sale in connection with any distribution thereof. The securities issued under the exchange agreements have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Title or Description

4.1	Form of New Convertible Note issuable to VER 83, LLC

4.2	Form of Warrant issuable to VER 83, LLC

4.3	Form of New Note issuable to Lazarus Investment Partners, LLLP

4.4	Form of Warrant issuable to Lazarus Investment Partners, LLLP

10.1	Exchange Agreement between the Company and VER 83, LLC

10.2	Exchange Agreement between the Company and Lazarus Investment Partners, LLLP

10.3	Amended Security Agreement dated December 11, 2015

10.4	Form of Voting Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ William A. Marshall
	Name:	William A. Marshall
	Title:	Chief Financial Officer

Date: December 17, 2015

Exhibit Index

Exhibit No.	Exhibit Title or Description

4.1	Form of New Convertible Note issuable to VER 83, LLC

4.2	Form of Warrant issuable to VER 83, LLC

4.3	Form of New Note issuable to Lazarus Investment Partners, LLLP

4.4	Form of Warrant issuable to Lazarus Investment Partners, LLLP

10.1	Exchange Agreement between the Company and VER 83, LLC

10.2	Exchange Agreement between the Company and Lazarus Investment Partners, LLLP

10.3	Amended Security Agreement dated December 11, 2015

10.4	Form of Voting Agreement